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                                                                     EXHIBIT (c)

                            AGREEMENT OF JOINT FILING

         Apartment Investment and Management, AIMCO Properties, L.P., AIMCO-GP, Inc., ORP Acquisition Partners LP, Acquisition Limited Partnership, ORP Acquisition, Inc., Oxford Realty Financial Group, Inc., AIMCO/Bethesda Holdings, Inc. and AIMCO/Bethesda Holdings Acquisitions, Inc. agree that the Schedule 13D to which this Agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  September 20, 2000
                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY


                                        By: /s/ Patrick J. Foye
                                            ------------------------------------
                                            Executive Vice President

                                        AIMCO PROPERTIES, L.P.

                                        By: AIMCO-GP, INC.
                                             (General Partner)


                                        By: /s/ Patrick J. Foye
                                            ------------------------------------
                                            Executive Vice President

                                        AIMCO-GP, INC.


                                        By: /s/ Patrick J. Foye
                                            ------------------------------------
                                            Executive Vice President


                                        ORP ACQUISITION PARTNERS LP

                                        By: ORP ACQUISITION, INC.
                                             (General Partner)

                                        By: /s/ Patrick J. Foye
                                            ------------------------------------
                                            Patrick J. Foye
                                            Executive Vice President